                                  EXHIBIT 10.2

                                                         June 20, 2002

S & H Verwaltungs-gesellschaft mbH
c/o P.H. Glatfelter Company
96 South George St., Suite 500
York, PA 17401  USA

Attn:       Mr. Jack Anke
Phone no.:  717-225-2729
Fax no:     717-846-2419

Subject: CONFIRMATION OF TRANSACTION DATED AS OF JUNE 20, 2002 BETWEEN S & H
         VERWALTUNGS-GESELLSCHAFT MBH ("S & H") AND PNC BANK, NATIONAL ASSOCIATION ("PNC")

Dear Mr. Anke:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction (the "Transaction") entered into between S & H
Verwaltungs-gesellschaft mbH ("S & H") and PNC Bank, National Association ("PNC") on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement (the "Master Agreement") specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) and any addenda or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2. If S & H and PNC are parties to an ISDA Master Agreement that sets forth the general terms and conditions applicable to transactions between S & H and PNC (a "Master Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Master Agreement. If S & H and PNC are not yet parties to a Master Agreement, this Confirmation will supplement, form a part of, and be subject to, a Master Agreement upon its execution by S & H and PNC. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation, except as modified expressly below. In addition, if a Master Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between S & H and PNC as to the terms and conditions of the Transaction to which this Confirmation relates.

3. Each party represents and warrants to agree with the other party as follows:


(a) Such party is fully informed of and capable of evaluating, and has evaluated, the potential financial benefits and risks, the tax and accounting implications, the appropriateness in light of its individual financial circumstances, business affairs, and risk management capabilities, and the conformity to its policies and objectives, of this Transaction.

(b) Such party has entered into this Transaction in reliance only upon its own judgment. Neither party holds itself out as advising, or any of its employees or agents as having the authority to advise, the other party as to whether or not it should enter into this Transaction, and neither party shall have any liability whatsoever in respect of any advice of such nature given, or views expressed, by it or any such persons to the other party, whether or not such advice is given or such views are expressed at the request of the other party.

(c) Such party has entered into this Transaction for purposes of hedging and not for the purpose of speculation.
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                                                                   June 20, 2002
                                                                          Page 2


(d)   S & H hereby agrees that it shall deliver to PNC prior to August 24, 2002:
      (I) an ISDA Master Agreement and related Schedule with PNC in form and substance acceptable to PNC (collectively, the "ISDA Agreement"), and (ii) certain security and/or guaranty agreements, in form and substance acceptable to PNC, which shall secure this Transaction and ISDA agreement on a first priority, pari passu basis with other credit obligations entered into or to be entered into between S & H and PNC. Failure to execute and deliver the ISDA Agreement by August 24, 2002 shall constitute and Additional Termination Event under ISDA Agreement (whether or not executed as of such date), and PNC shall have all rights and remedies with respect to such Termination Event as provided in the ISDA Agreement, including, without limitation, the right to terminate this Transaction and to receive payment in respect of such termination.

4. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:       Cross Currency Interest Rate Swap Transaction  (Principal is
                           exchanged at the beginning and end)

Trade Date:                June 20, 2002

Effective Date:            June 24, 2002

Termination Date:          June 26, 2006 subject to adjustment in accordance with the
                           Modified Following Business Day convention

FLOATING AMOUNTS EUR:

  EUR Floating Rate Payer: S & H

  Floating Rate Payer
  EUR Principal Amount:    EUR 72,985,090.19

  Payment Dates: The 24th of March, June, September and December commencing on September 24, 2002 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day convention.

 Floating Rate for
 Initial Calculation:      4.214%   (3.464% + 0.750%)

  Reset Dates:             The 24th of March, June, September and December
                           commencing on June 24, 2002 and ending on March 24,
                           2006, subject to adjustment in accordance with the
                           Modified Following Business Day convention.

  Floating Rate Option:    EUR-LIBOR-BBA (Dow Jones 3750, previously known as Telerate Page
                           3750)

  Designated Maturity:     Three (3) Month

  Spread:                  Plus 0.750%

  Floating Rate Day
  Count Fraction:          Actual/360

  Business Days:           New York, London and Euro

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                                                                   June 20, 2002
                                                                          Page 3

FLOATING AMOUNTS USD:

  USD Floating Rate Payer:    PNC

  Floating Rate Payer
  USD Amount:                 USD 70,000,000.00

  Payment Dates:              The 24th of March, June, September and December
                              commencing on September 24, 2002 and ending on the
                              Termination Date, subject to adjustment in accordance
                              with the Modified Following Business Day convention.

  Floating Rate for
  Initial Calculation:         2.515%   (1.870% + 0.645%)

  Reset                       Dates: The 24th of March, June, September and December
                              commencing on June 24, 2002 and ending on March 24,
                              2006, subject to adjustment in accordance with the
                              Modified Following Business Day convention.

  Floating Rate Option:       USD-LIBOR-BBA (Dow Jones 3750, previously known as Telerate Page
                              3750)

  Designated Maturity:        Three (3) Month

  Spread:                     Plus 0.645%

  Floating Rate Day
  Count Fraction:             Actual/360

  Business Days:              New York, London and Euro

INITIAL EXCHANGE:

   Initial ExchangeDate:      June 24, 2002

   S & H pays Initial
   Exchange Amount:           USD 70,000,000.00

   PNC pays Initial
   Exchange Amount:           EUR 72,985,090.19

FINAL EXCHANGE:

   Final Exchange Date:       June 26, 2006

   S & H pays Final
   Exchange Amount:           EUR 72,985,090.19

   PNC pays Final
   Exchange Amount:           USD 70,000,000.00

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                                                                   June 20, 2002
                                                                          Page 4

Payment Instructions:   USD Payments to PNC shall be made in immediately
                         available funds to:

                        PNC Bank, Pittsburgh
                        ABA#: 043-000-096
                        Acct: Investment Operations
                        Acct #: 196030411
                        Attn: Derivative Products

                        EUR Payments to PNC shall be made in immediately available funds to:

                        Deutsche Bank, Frankfurt
                        Acct: PNC Bank, Pittsburgh
                        Acct #: 10095868760000
                        For credit to Investment Operations, Derivative Products

                        USD Payments to S & H shall be made in immediately available funds to:

                        PNC Bank,Pittsburgh
                        Acct #: 8606078407
                        Acct: GLT International Finance, LLC

                        EUR Payments to S & H shall be made in immediately available funds to:

                        Deutsche Bank
                        Mannheim Branch
                        Acct #: 10105023
                        Acct: S & H Verwaltungs-gesellschaft mbH

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation, returning a copy to Sue Navadauskas via fax (412/762-8667) and returning the original to Sue Navadauskas at One PNC Plaza - 9th Floor, 249 Fifth Avenue, Pittsburgh, PA 15222 via Overnight delivery. Sue's phone number is (412/762-2697).

Yours sincerely,                    Accepted and agreed as of the
                                    date first above written:


PNC BANK, NATIONAL ASSOCIATION      S & H VERWALTUNGS-GESELLSCHAFT MBH

By:___________________________      By:__________________________________
Name:  John F. Kirsch               Name:
Title:    Vice President            Title:


PNC BANK, NATIONAL ASSOCIATION

By:________________________________
Name: James S. Bernier
Title:   Vice President